“EXHIBIT 99.5”

SWALM &ASSOCIATES, P.C.

Certified Public Accountants, Auditors and Consultants	2435 N. Central Expy, Ste 1200
Richardson, Texas 75080
Office (972) 516-8800
Fax (972) 516-0600

January 4, 2024

Office of the Chief

Accountant Securities
and Exchange Commission

460 Fifth Street N. W.

Washington, DC 20549

Re: New Concept Energy, Inc.

Commission File Number 000-08187

We have received a copy of, and are in agreement with, the statements being made by New Concept Energy, Inc. in Item 4.01 of its Form 8-K reporting events occurring on January 2, 2024, captioned “Changes in Registrant’s Certifying Accountant.”

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Very truly yours,

SWALM & ASSOCIATES, P.C.

Edward S. Swalm

Edward S. Swalm, CPA

ESS/mb

MEMBERS OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS